Exhibit 21.1

SUBSIDIARIES

STATE OF
NAME	INCORPORATION
25 East Same Day Surgery, L.L.C.	IL
Advanced Ambulatory Surgical Care, L.P. (doing business as Advanced Surgical Care)	MO
Adventist Midwest Health/USP Surgery Centers, L.L.C.	IL
AIG Holdings, LLC	TX
AIGB Austin, LP	TX
AIGB Global, LLC	TX
AIGB Group, Inc.	TX
AIGB Holdings, Inc.	DE
AIGB Management Services, LLC	TX
Alamo Heights Surgicare, L.P. (doing business as Alamo Heights Surgery Center)	TX
Alexandria Surgery Center Real Estate, LLC	LA
Alliance Greenville, L.P.	DE
Alliance Greenville Texas General Partner, LLC	DE
Alliance Sterling Ridge, L.P.	DE
Alliance Surgery Augusta, LLC	DE
Alliance Surgery Buloxi, L.L.C.	DE
Alliance Surgery Birmingham, LLC	DE
Alliance Surgery, Inc.	DE
Alliance Texas Limited Partners, LLC	DE
Ambulatory Surgery Center of Effingham, LLC	IL
Ambulatory Surgical Associates, LLC (doing business as Tullahoma Surgery Center)	TN
American Institute of Gastric Banding, Ltd. (dba AIGB Diagnostics)	TX
American Institute of Gastric Banding Phoenix, Limited Partnership	AZ
Arlington Orthopedic and Spine Hospital, LLC (doing business as Baylor Orthopedic and Spine Hospital at Arlington)	TX
Arlington Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Arlington)	TX
Bagley Holdings, LLC	OH
Baptist Plaza Surgicare, L.P. (doing business as 1) Baptist Plaza Surgicare and 2) Nashville Endosurgery Center)	TN
Baptist Surgery Center, L.P. (doing business as Baptist Ambulatory Surgery Center)	TN
Baptist Women’s Health Center, LLC (doing business as The Hospital for Spinal Surgery)	TN
Baptist/USP Surgery Centers, L.L.C.	TX
Baylor Surgicare at Ennis, LLC	TX
Baylor Surgicare at Granbury, LLC	TX
Baylor Surgicare at Mansfield, LLC	TX
Baylor Surgicare at Plano, LLC	TX
Baylor Surgicare at Plano Parkway, LLC	TX
Beaumont Surgical Affiliates, Ltd. (doing business as Baptist Beaumont Surgical Affiliates)	TX
Bellaire Outpatient Surgery Center, L.L.P. (doing business as Baylor Surgicare at Oakmont)	TX
Bon Secours Surgery Center at Harbour View, LLC	VA
Bon Secours Surgery Center at Virginia Beach, LLC	VA
BremnerDuke Mary Shiels Development, L.P.	IN
Briarcliff Ambulatory Surgery Center, L.P. (doing business as Briarcliff Surgery Center)	MO
Cascade Spine Center, LLC	DE
Cedar Park Surgery Center, L.L.P. (doing business as Hill Country Surgery Center)	TX
Central Jersey Surgery Center, LLC	GA
Central Virginia Surgi-Center, L.P. (doing business as Surgi-Center of Central Virginia)	VA
Chandler Endoscopy Ambulatory Surgery Center, LLC (doing business as Chandler Endoscopy Center)	AZ
Chattanooga Pain Management Center, LLC (doing business as Chattanooga Pain Surgery Center)	DE
Chesterfield Ambulatory Surgery Center, L.P. (doing business as Chesterfield Surgery Center)	MO
Chico Surgery Center, LP	CA
Christus Cabrini Surgery Center, L.L.C.	LA
CHW/USP Folsom GP, LLC	CA
CHW/USP Grass Valley GP, LLC	CA
CHW/USP Redding GP, LLC	CA
CHW/USP Roseville GP, LLC	CA
Clarkston ASC Partners, LLC (doing business as Clarkston Surgery Center)	MI
Clarksville Surgery Center, LLC	TN
Coast Surgery Center, L.P. (doing business as Coast Surgery Center of South Bay)	CA
Corpus Christi Surgicare, Ltd. (doing business as CHRISTUS Spohn—Corpus Christi Outpatient Surgery)	TX
Creekwood Surgery Center, L.P.	MO
Crown Point Surgery Center, LLC	CO
CS/USP General Partner, LLC	TX
CS/USP Surgery Centers, LP	TX
Dallas Surgical Partners, LLC (doing business as (1) Baylor Surgicare and (2) Physicians Daysurgery Center)	TX
Day-Op Surgery Consulting Company, LLC	DE
Denton Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Denton)	TX
Denton Surgicare Real Estate, Ltd.	TX
Desert Ridge Outpatient Surgery, LLC (doing business as Desert Ridge Outpatient Surgery Center)	AZ
Desoto Surgicare Partners, Ltd. (doing business as North Texas Surgery Center)	TX
Destin Surgery Center, LLC	FL
Dignity/USP Las Vegas Surgery Centers, LLC	NV
Dignity/USP Metro Surgery Center, LLC	AZ
Dignity/USP Phoenix Surgery Centers, LLC	AZ
Dignity/USP NorCal Surgery Center, LLC	CA
Doctors Outpatient Surgicenter, Ltd.	TX
East Portland Surgery Center, LLC	OR
East West Surgery Center, L.P.	GA
Eastgate Building Center, L.L.C.	OH
Effingham Surgical Partners, LLC (doing business as Effingham Ambulatory Surgery Center)	IL
Einstein Montgomery Surgery Center, LLC	PA
Einstein/USP Surgery Centers, L.L.C.	PA
Elmwood Park Same Day Surgery, L.L.C. (doing business as Same Day Surgery Elmwood Park)	IL
Encinitas Endoscopy Center, LLC (doing business as The Endoscopy Center)	CA
Endoscopy Center of Hackensack, LLC dba Hackensack Endoscopy Center	NJ
Eye Surgery Center of Nashville, LLC	TN
Flatirons Surgery Center, LLC	CO
Folsom Outpatient Surgery Center, L.P. (doing business as Folsom Surgery Center)	CA
Fort Worth Hospital Real Estate, L.P.	TX
Fort Worth Surgicare Partners, Ltd. (doing business as Baylor Surgical Hospital at Fort Worth)	TX
Franklin Endoscopy Center, LLC	TN
Frisco Medical Center, L.L.P. (doing business as Baylor Medical Center at Frisco)	TX
Frontenac Ambulatory Surgery & Spine Care Center, L.P. (doing business as Frontenac Surgery & Spine Care Center)	MO
Gallatin Physician Realty Partners, LLC	TN
Gamma Surgery Center, LLC	DE
Garland Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Garland)	TX
Gateway Endoscopy Center, L.P.	MO
Genesis ASC Partners, LLC (doing business as Genesis Surgery Center)	MI
Georgia Musculoskeletal Network, Inc.	GA
Grapevine Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Grapevine)	TX
Grass Valley Outpatient Surgery Center, L.P. (doing business as Grass Valley Surgery Center)	CA

SUBSIDIARIES

Greenville Physicians Surgery Center, LLP	TX
Greenwood ASC, LLC (doing business as Greenwood Ambulatory Surgery Center)	DE
Harvard Park Surgery Center, LLC	CO
Health Horizons of Kansas City, Inc.	TN
Health Horizons of Murfreesboro, Inc.	TN
Healthmark Partners, Inc.	DE
Hershey Outpatient Surgery Center, L.P.	PA
Hinsdale Surgical Center, LLC	IL
HMHP/USP Surgery Centers, LLC	OH
Hope Square Surgical Center, LLC	DE
Houston Ambulatory Surgical Associates, L.P.	TX
Houston PSC, L.P. (dba Physicians Surgicenter of Houston True Results)	TX
HUMC/USP Surgery Centers, LLC	NJ
ICNU Rockford, LLC	IL
Implant Solutions, LLC	TN
INTEGRIS/USP Surgery Centers, LLC	OK
INTEGRIS/USP Surgery Centers II, L.L.C.	OK
Irving-Coppell Surgical Hospital, L.L.P.	TX
ISC Wind Down, LLC	ID
Jackson Surgical Center, LLC	NJ
KHS Ambulatory Surgery Center LLC (doing business as Select Surgical Center at Kennedy)	NJ
KHS/USP Surgery Centers, LLC	NJ
Lake Lansing ASC Partners, LLC (doing business as Lansing Surgery Center)	MI
Lakewood Surgery Center, LLC	NJ
Lansing ASC Partners, LLC	MI
Lap Band Solutions, Inc.	TX
Lawrenceville Surgery Center, L.L.C.	GA
Lebanon Endoscopy Center, LLC	TN
Legacy/USP Surgery Centers, L.L.C.	OR
Lewisville Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Lewisville)	TX
Liberty Ambulatory Surgery Center, L.P.	MO
Liberty Ambulatory Surgery Center, LLC	NJ
Liberty/USP Surgery Centers, L.L.C.	NJ
Lone Star Endoscopy Center, LLC (doing business as Lone Star Endoscopy)	TX
Manchester Ambulatory Surgery Center, LP (doing business as Manchester Surgery Center)	MO
Mary Immaculate Ambulatory Surgery Center, LLC	VA
Mason Ridge Ambulatory Surgery Center, L.P. (doing business as Mason Ridge Surgery Center)	MO
McLaren ASC of Flint, LLC	MI
MCSH Real Estate Investors, Ltd.	TX
Medcenter Management Services, Inc.	DE
Medical Park Tower Surgery Center, LLC	TX
MedPlex Outpatient Surgery Center, Ltd.	AL
Memorial Hermann Endoscopy Center North Freeway, LLC	TX
Memorial Hermann Endoscopy & Surgery Center North Houston, LLC	TX
Memorial Hermann Specialty Hospital Kingwood, L.L.C. (doing business as Memorial Hermann Surgical Hospital Kingwood)	TX
Memorial Hermann Surgery Center Katy, LLP	TX
Memorial Hermann Surgery Center Kingsland, L.L.C.	TX
Memorial Hermann Surgery Center Memorial City, LLC (doing business as Memorial Hermann Memorial Village Surgery Center)	TX
Memorial Hermann Surgery Center Northwest LLP	TX
Memorial Hermann Surgery Center Pearland, LLC	TX
Memorial Hermann Surgery Center Richmond, LLC	TX
Memorial Hermann Surgery Center Southwest, L.L.P.	TX
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX
Memorial Hermann Surgery Center—The Woodlands, LLP	TX
Memorial Hermann Surgery Center Woodlands Parkway, LLC	TX
Memorial Hermann/USP Surgery Centers, LLP	TX
Memorial Hermann/USP Surgery Centers II, LP	TX
Memorial Hermann/USP Surgery Centers III, LLP	TX
Memorial Hermann/USP Surgery Centers IV, LLP	TX
Memorial Surgery Center, LLC (doing business as Tulsa Surgery Center)	OK
Metro Surgery Center, L.P.	DE
Metrocrest Surgery Center, L.P. (doing business as Baylor Surgicare at Carrollton)	TX
Metroplex Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Bedford)	TX
Metropolitan New Jersey, LLC (doing business as Metropolitan Surgery Center)	NJ
MH Memorial City Surgery, LLC	TX
MH/USP Kingsland, LLC	TX
MH/USP Kingwood, LLC	TX
MH/USP North Freeway, LLC	TX
MH/USP North Houston, LLC	TX
MH/USP Richmond, LLC	TX
MH/USP Sugar Land, LLC	TX
MH/USP West Houston, L.L.C.	TX
MH/USP Woodlands Parkway, LLC	TX
Michigan ASC Partners, L.L.C.	MI
Mid Rivers Ambulatory Surgery Center, L.P. (doing business as Mid Rivers Surgery Center)	MO
Middle Tennessee Ambulatory Surgery Center, L.P.	DE
Midland Memorial/USP Surgery Centers, LLC	TX
Midland Texas Surgical Center, LLC (doing business as Texas Surgical Center, an affiliate of Midland Memorial Hospital)	TX
Mid-State Endoscopy Center, LLC	TN
Midwest Digestive Health Center, LLC (doing business as Midwest Physicians Surgery Center)	MO
Millennium Surgical Center, LLC	NJ
Mountain Empire Surgery Center, L.P.	GA
MSH Partners, LLC (doing business as Baylor Medical Center at Uptown)	TX
New Horizons Surgery Center, LLC	OH
New Mexico Orthopaedic Surgery Center, L.P.	GA
NKCH/USP Briarcliff GP, LLC	MO
NKCH/USP Liberty GP, LLC	MO
NKCH/USP Surgery Centers, LLC	MO
NKCH/USP Surgery Centers II, L.L.C.	MO
North Central Surgical Center, L.L.P.	TX
North Garland Surgery Center, L.L.P. (doing business as Baylor Surgicare at North Garland)	TX
North Haven Surgery Center, LLC	CT
North Shore Same Day Surgery, L.L.C. (doing business as North Shore Surgical Center)	IL
NorthShore/USP Surgery Centers II, L.L.C.	IL
North State Surgery Centers, L.P. (doing business as (1) Court Street Surgery Center and 2) Mercy Surgery Center	CA
Northern Monmouth Regional Surgery Center, L.L.C.	NJ
Northridge Surgery Center, L.P.	TN
Northwest Ambulatory Surgery Center, LLC	OR

SUBSIDIARIES

Northwest Georgia Orthopaedic Surgery Center, LLC (doing business as Northwest Georgia Surgery Center)	GA
Northwest Regional ASC, LLC	DE
Northwest Surgery Center, LLP	TX
OCOMS Imaging, LLC	OK
OCOMS Professional Services, LLC	OK
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK
Old Tesson Surgery Center, L.P.	MO
Olive Ambulatory Surgery Center, L.P. (doing business as Olive Surgery Center)	MO
OLOL Pontchartain Surgery Center, LLC (doing business as Our Lady of the Lake Pontchartrain Surgery Center)	LA
OLOL/USP Surgery Centers, L.L.C.	LA
OrthoLink ASC Corporation	TN
OrthoLink Physicians Corporation	DE
OrthoLink Radiology Services Corporation	TN
OrthoLink/Baptist ASC, LLC	TN
OrthoLink/ Georgia ASC, Inc.	GA
OrthoLInk/New Mexico ASC, Inc.	GA
Orthopedic and Surgical Specialty Company, LLC (doing business as Arizona Orthopedic Surgical Hospital)	AZ
Orthopedic South Surgical Partners, LLC (doing business as Orthopedics South Surgical Center)	GA
Pacific Endo-Surgical Center, L.P.	CA
PAHS/USP Surgery Centers, LLC	CO
Pain Diagnostic and Treatment Center, L.P.	CA
Pain Treatment Centers of Michigan, LLC (doing business as Matrix Surgery Center)	DE
Paramus Endoscopy, LLC (dba Endoscopy Center of Bergen County)	NJ
Park Cities Surgery Center, LLC	TX
Parkway Surgery Center, LLC	NV
Parkwest Surgery Center, L.P.	TN
Patient Partners, LLC (doing business as Patient Partners Surgery Center)	TN
Pearland Ambulatory Surgery Center, Ltd.	TN
Pendragon Development, LLC	IL
Peters Township Surgery Center, LLC	PA
Physicians Pavilion, L.P. (doing business as Physicians Pavilion Surgery Center)	DE
Physicians Surgery Center at Good Samaritan, LLC (doing business as Good Samaritan Surgery Center)	IL
Physician’s Surgery Center of Chattanooga, L.L.C. (dba Physicians Surgery Center of Chattanooga)	TN
Physician’s Surgery Center of Knoxville, LLC	TN
Physicians Surgical Center of Ft. Worth, LLP (doing business as (1) Baylor Surgicare at Fort Worth and (2) Baylor Surgicare at Fort Worth II)	TX
Providence/USP Santa Clarita GP, LLC	CA
Providence/USP Surgery Centers, L.L.C.	CA
Radsource, LLC	DE
Reading Ambulatory Surgery Center, L.P. (doing business as Reading Surgery Center)	PA
Reading Endoscopy Center, LLC	DE
Redmond Surgery Center, LLC	TN
Resurgens Surgery Center, LLC (doing business as Resurgens Surgical Center)	GA
Richmond ASC Leasing Company, LLC	VA
River North Same Day Surgery, L.L.C. (doing business as Same Day Surgery River North)	IL
Riverside Ambulatory Surgery Center, L.P. (doing business as Riverside Surgery Center)	MO
Rockwall Ambulatory Surgery Center, L.L.P. (doing business as Baylor Surgicare at Rockwall)	TX
Rockwall/Heath Surgery Center, L.L.P. (doing business as Baylor Surgicare at Heath)	TX
Roseville Surgery Center, L.P.	CA
Roswell Surgery Center, L.L.C.	GA
Saint Thomas Campus Surgicare, L.P. (doing business as Saint Thomas Surgicare)	TN
Saint Thomas/USP—Baptist Plaza, L.L.C.	TN
Saint Thomas/USP Surgery Centers, L.L.C.	TN
Saint Thomas/USP Surgery Centers II, LLC	TN
Same Day Management, L.L.C.	IL
Same Day Surgery, LLC	IL
San Antonio Endoscopy, L.P. (doing business as San Antonio Endoscopy Center)	TX
San Fernando Valley Surgery Center, L.P. (doing business as Providence Holy Cross Surgery Center at Mission Hills)	CA
San Gabriel Valley Surgical Center, L.P.	CA
San Martin Surgery Center, LLC (doing business as Durango Outpatient Surgery Center)	NV
Santa Clarita Surgery Center, L.P. (doing business as Providence Summit Surgery Center)	CA
Scripps Encinitas Surgery Center, LLC	CA
Scripps/USP Surgery Centers, L.L.C.	CA
Shore Outpatient Surgicenter, L.L.C.	GA
Shoreline Real Estate Partnership, LLP	TX
Shoreline Surgery Center, LLP (doing business as CHRISTUS Spohn—Surgicare of Corpus Christi)	TX
Shrewsbury Surgery Center, LLC	NJ
South County Outpatient Endoscopy Services, L.P.	MO
Southwest Ambulatory Surgery Center, L.L.C.	OK
Southwest Orthopedic and Spine Hospital, LLC (doing business as O:A:S:I:S Hospital)	AZ
Southwest Orthopedic and Spine Hospital Real Estate, LLC	AZ
Southwestern Ambulatory Surgery Center, LLC	PA
Specialty Surgery Center of Fort Worth, L.P.	TX
Specialty Surgicenters, Inc.	GA
Spinal Diagnostics and Treatment Centers, LLC	CA
SSI Holdings, Inc.	GA
SSM St. Clare Surgical Center, L.L.C.	MO
St. Joseph’s Outpatient Surgery Center, LLC	AZ
St. Joseph’s Surgery Center, L.P.	CA
St. Louis Physician Alliance, LLC	MO
St. Louis Surgical Center, LC	MO
St. Mary’s Ambulatory Surgery Center, LLC	VA
St. Mary’s Surgical Center, LLC	MO
St. Mary’s/USP Surgery Centers, LLC	MO
St. Vincent Health/USP, LLC	IN
Stockton Outpatient Surgery Center, LLC (dba Ambulatory Surgery Center of Stockton)	CA
Suburban Endoscopy Center, LLC	NJ
Sugar Land Surgical Hospital, LLP (doing business as Surgical Specialty Hospital of Sugar Land LLP, an affiliate of Memorial Hermann)	TX
Summit Radiology, LLC	IL
Summit View Surgery Center, LLC	CO
Sunset Hills Ambulatory Surgery Center, L.P. (doing business as Sunset Hills Surgery Center)	MO
Surgery Center of Canfield, LLC	OH
Surgery Center of Columbia, L.P.	MO
Surgery Center of Gilbert, LLC	AZ
Surgery Center of Peoria, LLC	AZ
Surgery Center of Richardson Physician Partnership, L.P. (dba Surgery Center of Richardson)	TX
Surgery Center of Scottsdale, LLC	AZ
Surgery Center of Tempe, LLC (doing business as Physicians Surgery Center of Tempe)	OK
Surgery Center of Tempe Real Estate, LLC	AZ
Surgery Centers of America II, LLC	OK

SUBSIDIARIES

Surgical Health Partners, LLC	TN
Surgical Specialists at Princeton, LLC	NJ
Surgicenter of Baltimore, LLP	MD
Surginet, Inc.	TN
Surgis, Inc.	DE
Surgis Management Services, Inc.	TN
Surgis of Chico, Inc.	CA
Surgis of Phoenix, Inc.	TN
Surgis of Redding, Inc.	TN
Surgis of Sand Lake, Inc.	TN
Surgis of Victoria, Inc.	TN
Tamarac Surgery Center LLC (doing business as The Surgery Center of Ft. Lauderdale)	FL
TCH/USP Mayfield, LLC	OH
TCH/USP Surgery Centers, LLC	OH
Tempe New Day Surgery Center, L.P.	TX
TENN SM, LLC (doing business as Providence Surgery Center)	TN
Terre Haute Surgical Center, LLC (doing business as St. Vincent Surgery Center of Terre Haute)	IN
Teton Outpatient Services, LLC	WY
Texan Ambulatory Surgery Center, L.P. (doing business as Texan Surgery Center)	TX
Texas Health Venture Arlington Hospital, LLC	TX
Texas Health Venture Carrollton, LLC	TX
Texas Health Venture Ennis, LLC	TX
Texas Health Venture Fort Worth, L.L.C.	TX
Texas Health Venture Granbury, LLC	TX
Texas Health Venture Keller, LLC	TX
Texas Health Venture Las Colinas, LLC	TX
Texas Health Venture Mansfield, LLC	TX
Texas Health Venture McKinney, LLC	TX
Texas Health Venture Plano, LLC	TX
Texas Health Venture Plano Parkway, LLC	TX
Texas Health Ventures Group L.L.C.	TX
The Ambulatory Surgical Center of St. Louis, L.P. (doing business as The Surgical Center of St. Louis)	MO
The Center for Ambulatory Surgical Treatment, L.P.	CA
The Christ Hospital Spine Surgery Center, LLC	OH
The Surgery Center at Williamson, LLC (doing business as Williamson Surgery Center)	TX
THVG Arlington GP, LLC	DE
THVG Bariatric GP, LLC	TX
THVG Bariatric, L.L.C.	TX
THVG Bedford GP, LLC	DE
THVG Bellaire GP, LLC	TX
THVG Denton GP, LLC	DE
THVG DeSoto GP, LLC	DE
THVG DSP GP, LLC	DE
THVG Fort Worth GP, LLC	DE
THVG Frisco GP, LLC	DE
THVG Garland GP, LLC	DE
THVG Grapevine GP, LLC	DE
THVG Irving-Coppell GP, LLC	DE
THVG Lewisville GP, LLC	DE
THVG North Garland GP, LLC	DE
THVG Park Cities/Trophy Club GP, LLC	TX
THVG Rockwall GP, LLC	DE
THVG Rockwall 2 GP, LLC	TX
THVG Valley View GP, LLC	DE
Titan Health Corporation	DE
Titan Health of Chattanooga, Inc.	CA
Titan Health of Hershey, Inc.	CA
Titan Health of Miami, Inc.	CA
Titan Health of Mount Laurel, LLC	CA
Titan Health of North Haven, Inc.	CA
Titan Health of Pittsburgh, Inc.	CA
Titan Health of Pleasant Hills, Inc.	CA
Titan Health of Princeton, Inc.	CA
Titan Health of Sacramento, Inc.	CA
Titan Health of Saginaw, Inc.	CA
Titan Health of Titusville, Inc.	CA
Titan Health of West Penn, Inc.	CA
Titan Health of Westminster, Inc.	CA
Titan Management Corporation	CA
Titusville Center for Surgical Excellence, LLC	DE
TMC Holding Company, LLC	TX
Toms River Surgery Center, L.L.C.	NJ
TOPS Specialty Hospital, Ltd. (doing business as TOPS Surgical Specialty Hospital)	TX
TP Specialty Surgery Center, L.P. (doing business as Turning Point Specialty Surgery Center)	TX
Trophy Club Medical Center, L.P. (doing business as Baylor Medical Center at Trophy Club)	TX
True Medical Weight Loss, L.P.	TX
True Medical Wellness, L.P.	TX
Tulsa Outpatient Surgery Center, LLC	OK
Tuscan Surgery Center at Las Colinas, LLC	TX
Twin Cities Ambulatory Surgery Center, LP (doing business as Twin Cities Surgery Center)	MO
UAP Chattanooga Pain LLC	TN
UAP Keller Endo, LLC	TX
UAP Las Colinas Endo, LLC	TX
UAP of Missouri, Inc.	MO
UAP of New Jersey, Inc.	NJ
USP of Tennessee Inc.	TN
UAP of Texas, Inc.	TX
UAP San Antonio Endo, LLC	TX
United Anesthesia Partners, Inc.	DE
United Surgery Center—Southeast, Ltd.	TX
United Surgical Partners Holdings, Inc.	DE
University Surgery Center, Ltd. (doing business as University Surgical Center)	FL
University Surgical Partners of Dallas, L.L.P.	TX
Upper Cumberland Physicians’ Surgery Center, LLC	TN
USP Alexandria, Inc.	LA
USP Assurance Company	VT
USP Austin, Inc.	TX
USP Beaumont, Inc.	TX
USP Bergen, Inc.	NJ
USP Birmingham, Inc.	AL
USP Bridgeton, Inc.	MO

SUBSIDIARIES

USP Cedar Park, Inc.	TX
USP Chesterfield, Inc.	MO
USP Chicago, Inc.	IL
USP Cincinnatti, Inc.	OH
USP Coast, Inc.	CA
USP Columbia, Inc.	MO
USP Corpus Christi, Inc.	TX
USP Creve Coeur, Inc.	MO
USP Denver, Inc.	CO
USP Des Peres, Inc.	MO
USP Destin, Inc.	FL
USP Domestic Holdings, Inc.	DE
USP Effingham, Inc.	IL
USP Encinitas Endoscopy, Inc.	CA
USP Fenton, Inc.	MO
USP Festus, Inc.	MO
USP Florissant, Inc.	MO
USP Fort Worth Hospital Real Estate, Inc.	TX
USP Fredericksburg, Inc.	VA
USP Frontenac, Inc.	MO
USP Gateway, Inc.	MO
USP Hackensack, Inc.	NJ
USP Harbour View, Inc.	VA
USP Houston, Inc.	TX
USP Indiana, Inc.	IN
USP International Holdings, Inc.	DE
USP Jersey City, Inc.	NJ
USP Kansas City, Inc.	MO
USP Knoxville, Inc.	TN
USP Las Cruses, Inc.	NM
USP Long Island, Inc.	DE
USP Louisiana, Inc.	LA
USP Maryland, Inc.	MD
USP Mason Ridge, Inc.	MO
USP Mattis, Inc.	MO
USP Michigan, Inc.	MI
USP Midland, Inc.	TX
USP Midwest, Inc.	IL
USP Mission Hills, Inc.	CA
USP Mt. Vernon, Inc.	IL
USP Nevada, Inc.	NV
USP Nevada Holdings, LLC	NV
USP New Jersey, Inc.	NJ
USP Newport News, Inc.	VA
USP North Kansas City, Inc.	MO
USP North Texas, Inc.	DE
USP Northwest Arkansas, Inc.	AR
USP Office Parkway, Inc.	MO
USP Oklahoma, Inc.	OK
USP Olive, Inc.	MO
USP Paramus, Inc.	NJ
USP Philadelphia, Inc.	PA
USP Phoenix, Inc.	AZ
USP Portland, Inc.	OR
USP Reading, Inc.	PA
USP Richmond, Inc.	VA
USP Richmond II, Inc.	VA
USP Sacramento, Inc.	CA
USP San Antonio, Inc.	TX
USP Securities Corporation	TN
USP St. Louis, Inc.	Mo
USP St. Peters, Inc.	MO
USP Sunset Hills, Inc.	MO
USP Tennessee, Inc.	TN
USP Texas, L.P.	TX
USP Texas Air, L.L.C.	TX
USP Torrance, Inc.	CA
USP Turnersville, Inc.	NJ
USP Virginia Beach, Inc.	VA
USP Webster Groves, Inc.	MO
USP West Covina, Inc.	CA
USP Westwood, Inc.	CA
USP Winter Park, Inc.	FL
USPI Physician Strategy Group, LLC	TX
USPI San Diego, Inc.	CA
USPI Stockton, Inc.	CA
Utica ASC Partners, LLC (doing business as Utica Surgery Cetner)	MI
Utica/USP Tulsa, L.L.C.	OK
Valley View Surgicare Partners, Ltd. (doing business as Baylor Surgicare at Valley View)	TX
Veroscan, Inc.	DE
Victoria Ambulatory Surgery Center, LP (doing business as The Surgery Center)	DE
Warner Park Surgery Center, LP (doing business as Warner Outpatient Surgery Center)	AZ
Webster Ambulatory Surgery Center, L.P. (doing business as Webster Surgery Center)	MO
West Houston Ambulatory Surgical Associates, L.P. (doing business as West Houston Surgicare)	TX
West Penn Ambulatory Surgical Company, LLC	PA
WHASA, LC	TX
Willamette Spine Center Ambulatory Surgery, LLC	DE